UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

AMERICAN URANIUM CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	98-0491170
(State of	(I.R.S. Employer
incorporation or organization)	Identification No.)

600 – 17th Street, Suite 2800 South
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class to be so registered	each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-135201

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, Par Value of $0.00001 Per Share

ITEM 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.00001 par value per share, of American Uranium Corporation (the “Registrant”) contained in the Registrant’s Registration Statement on Form SB-2 filed on June 21, 2006 with the United States Securities and Exchange Commission (File No. 333-135201) is incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

Exhibit
Number	Description of Exhibits
3.1	Articles of Incorporation.(1)
3.2	Bylaws, as amended.(1)
4.1	Specimen Stock Certificate.(1)

(1)	Incorporated herein by reference to the exhibits of the same number in the Registrant’s Registration Statement on Form SB-2 filed on June 21, 2006.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

AMERICAN URANIUM CORPORATION
Date: September 20, 2007
	By:	/s/ Robert A. Rich
ROBERT A. RICH
President and Secretary

CW1429655.1